EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 10-K/A of Allis-Chalmers Energy Inc. (the “Company”) for the period ended December 31, 2007, filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.
Date: April 29, 2008

By:	/s/ Munawar H. Hidayatallah
Munawar H. Hidayatallah
Chief Executive Officer

Date: April 29, 2008

By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer